UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 16, 1996


                  Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


 Illinois                 33-79186-01             Not Applicable
 (State of              (Commission File           (IRS Employer
  Organization)              Number)          Identification No.)


c/o Sears Receivables Financing Group, Inc.
    3711 Kennett Pike                19807
    Greenville, Delaware           (Zip Code)
(Address of principal executive offices)


Registrant's Telephone Number, including area code:
 (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable


Item 5.          Other Events

         On October 16, 1996, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000.00 aggregate principal amount of Series 1996-4 Fixed Rate Class A Credit Card Pass-Through Certificates and $22,500,000.00 aggregate principal amount of Series 1996-4 Fixed Rate Class B Credit Card Pass-Through Certificates of Sears Credit Account Master Trust II. The Series Term Sheet is attached hereto as Exhibit 99.


Item 7.          Financial Statements, Pro Forma Financial
Information and Exhibits


Exhibit 99       Series Term Sheet dated October 16, 1996 of
Sears Credit Account Master Trust II, Series 1996-4.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             Sears Credit Account Master Trust II
                                         (Registrant)

                  By:     Sears Receivables Financing Group, Inc.


Date:  October 17, 1996          By:/S/Gary D. Farrar
                                       Gary D. Farrar
                                       Vice President, Administration


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                               EXHIBIT INDEX




Exhibit 99       Series Term Sheet dated October 16, 1996 of
Sears Credit Account Master Trust II, Series 1996-4.